                                                                  Exhibit No. 99

BOAMS 05-A-TS_Grp3 - Price/Yield - 2A1

Balance          $193,374,000.00   Delay           24
Initial Coupon   3.954990533       Dated           1/1/2005
Settle           1/27/2005         First Payment   2/25/2005

                      5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                     Yield           Yield           Yield           Yield           Yield           Yield           Yield
--------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99-00                      4.182          4.236           4.268           4.304           4.346           4.444           4.570

WAL                        4.266          3.307           2.914           2.568           2.261           1.755           1.362
Mod Durn                   3.818          2.982           2.638           2.333           2.063           1.614           1.264
Principal Window
   Begin                 2/25/2005      2/25/2005       2/25/2005       2/25/2005       2/25/2005       2/25/2005       2/25/2005
Principal Window End    12/25/2009     12/25/2009      12/25/2009      12/25/2009      12/25/2009      12/25/2009      12/25/2009

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-A-TS_Grp3 - Price/Yield - 2A2

Balance          $193,373,000.00   Delay           24
Initial Coupon   4.964990533       Dated           1/1/2005
Settle           1/27/2005         First Payment   2/25/2005

                      5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                     Yield           Yield           Yield           Yield           Yield           Yield           Yield
--------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
101-00                     4.663          4.566           4.509           4.444           4.370           4.195           3.972

WAL                        4.266          3.307           2.914           2.568           2.261           1.755           1.362
Mod Durn                   3.738          2.938           2.608           2.315           2.054           1.618           1.275
Principal Window
   Begin                 2/25/2005      2/25/2005       2/25/2005       2/25/2005       2/25/2005       2/25/2005       2/25/2005
Principal Window End    12/25/2009     12/25/2009      12/25/2009      12/25/2009      12/25/2009      12/25/2009      12/25/2009

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-A-PXING_Grps1_2 - Price/Yield - 3A1

Balance          $38,460,000.00   Delay           24
Initial Coupon   5.059008         Dated           1/1/2005
Settle           1/27/2005        First Payment   2/25/2005

                      5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                      Yield          Yield           Yield           Yield           Yield           Yield           Yield
--------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
100-16                     4.938          4.871           4.832           4.786           4.735           4.613           4.463
100-17                     4.931          4.862           4.821           4.774           4.721           4.595           4.439
100-18                     4.925          4.853           4.811           4.762           4.707           4.577           4.415
100-19                     4.918          4.844           4.800           4.750           4.693           4.558           4.391
100-20                     4.912          4.835           4.790           4.738           4.679           4.540           4.367
100-21                     4.905          4.826           4.779           4.726           4.665           4.521           4.343
100-22                     4.899          4.817           4.769           4.714           4.651           4.503           4.319
100-23                     4.892          4.808           4.758           4.701           4.637           4.484           4.295
100-24                     4.886          4.799           4.748           4.689           4.623           4.466           4.271
100-25                     4.879          4.791           4.738           4.677           4.609           4.448           4.247
100-26                     4.873          4.782           4.727           4.665           4.595           4.429           4.223
100-27                     4.866          4.773           4.717           4.653           4.581           4.411           4.199
100-28                     4.860          4.764           4.706           4.641           4.567           4.392           4.175
100-29                     4.853          4.755           4.696           4.629           4.553           4.374           4.152
100-30                     4.847          4.746           4.686           4.617           4.539           4.356           4.128
100-31                     4.840          4.737           4.675           4.605           4.525           4.337           4.104
101-00                     4.834          4.728           4.665           4.593           4.512           4.319           4.080
101-01                     4.827          4.719           4.654           4.581           4.498           4.301           4.056
101-02                     4.821          4.710           4.644           4.569           4.484           4.283           4.033
101-03                     4.814          4.701           4.634           4.557           4.470           4.264           4.009
101-04                     4.808          4.692           4.623           4.545           4.456           4.246           3.985
101-05                     4.801          4.683           4.613           4.533           4.442           4.228           3.961
101-06                     4.795          4.674           4.603           4.521           4.428           4.210           3.938
101-07                     4.788          4.666           4.592           4.509           4.415           4.191           3.914
101-08                     4.782          4.657           4.582           4.497           4.401           4.173           3.890

WAL                        5.655          4.013           3.410           2.907           2.486           1.845           1.392
Mod Durn                   4.740          3.451           2.968           2.561           2.217           1.682           1.294
Principal Window
   Begin                 2/25/2005      2/25/2005       2/25/2005       2/25/2005       2/25/2005       2/25/2005       2/25/2005
Principal Window End    12/25/2011     12/25/2011      12/25/2011      12/25/2011      12/25/2011      12/25/2011      12/25/2011

LIBOR_1YR                  3.16           3.16            3.16            3.16            3.16            3.16            3.16

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-A-Final - Price/Yield - 2A1

Balance          $240,784,000.00   Delay           24
Initial Coupon   4.493991          Dated           1/1/2005
Settle           1/27/2005         First Payment   2/25/2005

                      5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                      Yield          Yield           Yield           Yield           Yield           Yield           Yield
--------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99-16                      4.591          4.605           4.614           4.624           4.635           4.662           4.696
99-17                      4.582          4.595           4.602           4.610           4.620           4.642           4.671
99-18                      4.574          4.584           4.590           4.597           4.604           4.623           4.646
99-19                      4.566          4.573           4.578           4.583           4.589           4.603           4.621
99-20                      4.557          4.563           4.566           4.570           4.574           4.584           4.596
99-21                      4.549          4.552           4.554           4.556           4.559           4.564           4.572
99-22                      4.541          4.542           4.542           4.543           4.543           4.545           4.547
99-23                      4.533          4.531           4.530           4.529           4.528           4.526           4.522
99-24                      4.524          4.521           4.518           4.516           4.513           4.506           4.498
99-25                      4.516          4.510           4.506           4.502           4.498           4.487           4.473
99-26                      4.508          4.499           4.494           4.489           4.482           4.467           4.448
99-27                      4.499          4.489           4.482           4.475           4.467           4.448           4.424
99-28                      4.491          4.478           4.471           4.462           4.452           4.429           4.399
99-29                      4.483          4.468           4.459           4.448           4.437           4.409           4.374
99-30                      4.475          4.457           4.447           4.435           4.422           4.390           4.350
99-31                      4.466          4.447           4.435           4.422           4.407           4.371           4.325
100-00                     4.458          4.436           4.423           4.408           4.391           4.351           4.301
100-01                     4.450          4.426           4.411           4.395           4.376           4.332           4.276
100-02                     4.442          4.415           4.399           4.381           4.361           4.313           4.252
100-03                     4.433          4.405           4.387           4.368           4.346           4.294           4.227
100-04                     4.425          4.394           4.375           4.355           4.331           4.274           4.203
100-05                     4.417          4.383           4.364           4.341           4.316           4.255           4.178
100-06                     4.409          4.373           4.352           4.328           4.301           4.236           4.154
100-07                     4.400          4.362           4.340           4.314           4.286           4.217           4.129
100-08                     4.392          4.352           4.328           4.301           4.271           4.198           4.105
100-09                     4.384          4.341           4.316           4.288           4.256           4.178           4.080
100-10                     4.376          4.331           4.304           4.274           4.240           4.159           4.056
100-11                     4.368          4.321           4.293           4.261           4.225           4.140           4.032
100-12                     4.359          4.310           4.281           4.248           4.210           4.121           4.007
100-13                     4.351          4.300           4.269           4.234           4.195           4.102           3.983
100-14                     4.343          4.289           4.257           4.221           4.180           4.083           3.958
100-15                     4.335          4.279           4.245           4.208           4.165           4.064           3.934
100-16                     4.327          4.268           4.234           4.195           4.150           4.044           3.910

WAL                        4.266          3.307           2.914           2.568           2.261           1.755           1.362
Mod Durn                   3.774          2.957           2.621           2.322           2.057           1.615           1.269
Principal Window
   Begin                 2/25/2005      2/25/2005       2/25/2005       2/25/2005       2/25/2005       2/25/2005       2/25/2005
Principal Window End    12/25/2009     12/25/2009      12/25/2009      12/25/2009      12/25/2009      12/25/2009      12/25/2009

LIBOR_1YR                  3.16           3.16            3.16            3.16            3.16            3.16            3.16

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.